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                                                                    Exhibit 23.2

                               [LETTERHEAD]


                       CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in this Annual Report on Form 10-K, and to the inclusion in the Form S-8 Registration Statement No. 333-3910, of our report dated July 10, 1997, on our audits of the consolidated financial statements of Schmitt Industries, Inc., and its subsidiaries.


/s/ Moss Adams LLP

Portland, Oregon
August 27, 1999